UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2012

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibits

Item 8.01. Other Events

On September 20, 2012, Optical Cable Corporation and BB&T Capital Markets, a division of Scott & Stringfellow, LLC executed an Agreement to purchase and retire up to 320,000 of the Company’s common stock (the “Agreement”). The Company anticipates that the purchases will be made during the next 12 to 24 months unless the entire number of shares expected to be purchased under the agreement is sooner acquired. To date, there have been no purchases under the Agreement.

The press release announcing the repurchase plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

10.1	10b5-1 Repurchase Agreement (FILED HEREWITH)

99.1	Press release dated September 21, 2012 announcing the repurchase plan. (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: September 21, 2012

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit

10.1	10b5-1 Repurchase Agreement (FILED HEREWITH)

99.1	Press release dated September 21, 2012 announcing the repurchase plan. (FILED HEREWITH)

4